UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 2, 2016

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street, Little River, South Carolina	29566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 . Other Events.

On February 2, 2016, Integrated Environmental Technologies, Ltd. (the “Company”) issued a press release announcing that it had developed a new proprietary well treatment protocol, utilizing the Company’s proprietary Excelyte® and Catholyte Zero™ solutions, which increases oil production and substantially reduces hydrogen sulfide, iron sulfide scales, bacteria and bacterial deposits present in oil wells.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Announces New Proprietary Treatment Protocol the Significantly Increase Production in Oil Wells

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL
TECHNOLOGIES, LTD.

February 3, 2016	By:	/s/ David R. LaVance
David R. LaVance
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Announces New Proprietary Treatment Protocol the Significantly Increase Production in Oil Wells.

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